UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest events reported)       August 19, 2002
                                                   ---------------------------
                                                       (August 19, 2002)
                                                   ---------------------------



                               PNM RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


        New Mexico                                             85-0468296
---------------------------         Commission           -----------------------
State or Other Jurisdiction    File Number 333-32170        (I.R.S. Employer
    of Incorporation)                      ---------     Identification) Number)




Alvarado Square, Albuquerque, New Mexico                          87158
----------------------------------------                          -----
(Address of principal executive offices)                       (Zip Code)



                                 (505) 241-2700
              (Registrant's telephone number, including area code)

                         ------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item  9.   Regulation FD Disclosure

The Company is filing in this Form 8-K select Comparative Operating Statistics for the months of July 2002 and 2001 and the seven months ended July 31, 2002 and 2001 to provide investors with key monthly business indicators. Readers of this Form 8-K should refer to the Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's annual and quarterly periodic reporting on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

                      PNM Resources, Inc. and Subsidiaries
                        Comparative Operating Statistics

                                         Month Ended       Seven Months Ended
                                           July 31,             July 31,
                                     -------------------- ---------------------
                                       2002       2001       2002       2001
                                     --------- ---------- ---------- ----------
Electric Service:

Energy Sales - MWh (in thousands)
     Retail                               717        714      4,282      4,204
     Wholesale
         Firm Sales                        50         60        338        336
         Firm Surplus                       7         56        227        628
         Short Term / Uncommitted         733      1,016      4,996      6,478
                                     --------- ---------- ---------- ----------

         Total Wholesale Sales            790      1,132      5,561      7,442
                                     --------- ---------- ---------- ----------

         Total Energy Sales             1,507      1,846      9,843     11,646
                                     ========= ========== ========== ==========

Weather:

Heating and Cooling Days - Albuquerque, NM

The heating degree day value (HDD) is the accumulation in degrees that the daily mean temperature was below 65 degrees F. The cooling degree day value (CDD) is the accumulation in degrees that the daily mean temperature was above 65 degrees F.

          HDD                             0           0
                                    ========    ========

          CDD                           432         431
                                    ========    ========


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


SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           PNM RESOURCES, INC.
                              ----------------------------------------------
                                               (Registrant)


Date:  August 19, 2002                      /s/ John R. Loyack
                              ----------------------------------------------
                                              John R. Loyack
                               Vice President and Chief Accounting Officer
                              (Officer duly authorized to sign this report)


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